Exhibit 99.1

APPLIED MATERIALS ANNOUNCES FIRST QUARTER 2024 RESULTS
•Revenue $6.71 billion, flat year over year
•GAAP operating margin 29.3 percent and non-GAAP operating margin 29.5 percent, up 0.1 points and flat year over year, respectively
•GAAP EPS $2.41 and non-GAAP EPS $2.13, up 19 percent and 5 percent year over year, respectively
•Generated $2.33 billion in cash from operations
SANTA CLARA, Calif., Feb. 15, 2024 — Applied Materials, Inc. (NASDAQ: AMAT) today reported results for its first quarter ended Jan. 28, 2024.
First Quarter Results
Applied generated revenue of $6.71 billion. On a GAAP basis, the company reported gross margin of 47.8 percent, operating income of $1.97 billion or 29.3 percent of net revenue, and earnings per share (EPS) of $2.41.
On a non-GAAP basis, the company reported gross margin of 47.9 percent, operating income of $1.98 billion or 29.5 percent of net revenue, and EPS of $2.13.
The recently disclosed change in useful lives of certain property, plant and equipment increased GAAP and non-GAAP EPS by $0.03.
The company generated $2.33 billion in cash from operations and distributed $966 million to shareholders including $700 million in share repurchases and $266 million in dividends.
“Applied Materials delivered strong results in the first quarter of fiscal 2024 and has outperformed our markets for the fifth consecutive year,” said Gary Dickerson, President and CEO. “Our leadership positions at key semiconductor inflections support continued outperformance as customers ramp next-generation chip technologies critical to AI and IoT over the next several years.”

Applied Materials, Inc.

Results Summary

	Q1 FY2024	Q1 FY2023	Change
	(In millions, except per share amounts and percentages)
Net revenue	$6,707	$6,739	—
Gross margin	47.8%	46.7%	1.1 points
Operating margin	29.3%	29.2%	0.1 points
Net income	$2,019	$1,717	18%
Diluted earnings per share	$2.41	$2.02	19%
Non-GAAP Results
Non-GAAP gross margin	47.9%	46.8%	1.1 points
Non-GAAP operating margin	29.5%	29.5%	—
Non-GAAP net income	$1,782	$1,724	3%
Non-GAAP diluted EPS	$2.13	$2.03	5%
Non-GAAP free cash flow	$2,096	$1,983	6%

A reconciliation of the GAAP and non-GAAP results is provided in the financial tables included in this release. See also “Use of Non-GAAP Financial Measures” section.

Applied Materials, Inc.

Business Outlook
In the second quarter of fiscal 2024, Applied expects net revenue to be approximately $6.50 billion, plus or minus $400 million. Non-GAAP diluted EPS is expected to be in the range of $1.79 to $2.15.
This outlook for non-GAAP diluted EPS excludes known charges related to completed acquisitions of $0.01 per share and includes the normalized tax benefit of share-based compensation of $0.01 per share and includes a net income tax benefit related to intra-entity intangible asset transfers of $0.02 per share, but does not reflect any items that are unknown at this time, such as any additional charges related to acquisitions or other non-operational or unusual items, as well as other tax-related items, which we are not able to predict without unreasonable efforts due to their inherent uncertainty.
First Quarter Reportable Segment Information
Effective in the first quarter of fiscal 2024, management began including share-based compensation expense in the evaluation of reportable segments' performance. Prior-year numbers have been recast to conform to the current-year presentation.

Semiconductor Systems	Q1 FY2024	Q1 FY2023
	(In millions, except percentages)
Net revenue	$4,909	$5,162
Foundry, logic and other	62%	77%
DRAM	34%	13%
Flash memory	4%	10%
Operating income	$1,744	$1,855
Operating margin	35.5%	35.9%
Non-GAAP Results
Non-GAAP operating income	$1,754	$1,864
Non-GAAP operating margin	35.7%	36.1%

Applied Global Services	Q1 FY2024	Q1 FY2023
	(In millions, except percentages)
Net revenue	$1,476	$1,369
Operating income	$417	$345
Operating margin	28.3%	25.2%
Non-GAAP Results
Non-GAAP operating income	$417	$345
Non-GAAP operating margin	28.3%	25.2%

Display and Adjacent Markets	Q1 FY2024	Q1 FY2023
	(In millions, except percentages)
Net revenue	$244	$167
Operating income	$25	$3
Operating margin	10.2%	1.8%
Non-GAAP Results
Non-GAAP operating income	$25	$3
Non-GAAP operating margin	10.2%	1.8%

Applied Materials, Inc.

Use of Non-GAAP Financial Measures
Applied provides investors with certain non-GAAP financial measures, which are adjusted for the impact of certain costs, expenses, gains and losses, including certain items related to mergers and acquisitions; restructuring and severance charges and any associated adjustments; impairments of assets; gain or loss, dividends and impairments on strategic investments; certain income tax items and other discrete adjustments. On a non-GAAP basis, the tax effect related to share-based compensation is recognized ratably over the fiscal year. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included in this release.
Management uses these non-GAAP financial measures to evaluate the company’s operating and financial performance and for planning purposes, and as performance measures in its executive compensation program. Applied believes these measures enhance an overall understanding of its performance and investors’ ability to review the company’s business from the same perspective as the company’s management, and facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Applied's ongoing operating performance. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles, may be different from non-GAAP financial measures used by other companies, and may exclude certain items that may have a material impact upon our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast and related slide presentation will be available at www.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.

Applied Materials, Inc.

Forward-Looking Statement
This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, technology transitions, our business and financial performance and market share positions, our capital allocation and cash deployment strategies, our investment and growth strategies, our development of new products and technologies, our business outlook for the second quarter of fiscal 2024 and beyond, and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products, our ability to meet customer demand, and our suppliers' ability to meet our demand requirements; global economic, political and industry conditions, including rising inflation and interest rates; the implementation and interpretation of new export regulations and license requirements, and their impact on our ability to export products and provide services to customers and on our results of operations; global trade issues and changes in trade and export license policies; our ability to obtain licenses or authorizations on a timely basis, if at all; consumer demand for electronic products; the demand for semiconductors; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; the concentrated nature of our customer base; our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the effects of geopolitical turmoil or conflicts, and of regional or global health epidemics; acquisitions, investments and divestitures; changes in income tax laws; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; our ability to ensure compliance with applicable law, rules and regulations and other risks and uncertainties described in our SEC filings, including our recent Forms 10-K and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.

About Applied Materials
Applied Materials, Inc. (Nasdaq: AMAT) is the leader in materials engineering solutions used to produce virtually every new chip and advanced display in the world. Our expertise in modifying materials at atomic levels and on an industrial scale enables customers to transform possibilities into reality. At Applied Materials, our innovations make possible a better future. Learn more at www.appliedmaterials.com.
Contact:
Ricky Gradwohl (editorial/media) 408.235.4676
Michael Sullivan (financial community) 408.986.7977

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended
(In millions, except per share amounts)	January 28, 2024	January 29, 2023
Net revenue	$6,707	$6,739
Cost of products sold	3,503	3,594
Gross profit	3,204	3,145
Operating expenses:
Research, development and engineering	754	771
Marketing and selling	207	197
General and administrative	276	207
Total operating expenses	1,237	1,175
Income from operations	1,967	1,970
Interest expense	59	59
Interest and other income (expense), net	395	50
Income before income taxes	2,303	1,961
Provision for income taxes	284	244
Net income	$2,019	$1,717
Earnings per share:
Basic	$2.43	$2.03
Diluted	$2.41	$2.02
Weighted average number of shares:
Basic	831	845
Diluted	837	849

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	January 28, 2024	October 29, 2023
ASSETS
Current assets:
Cash and cash equivalents	$6,854	$6,132
Short-term investments	638	737
Accounts receivable, net	4,700	5,165
Inventories	5,646	5,725
Other current assets	1,344	1,388
Total current assets	19,182	19,147
Long-term investments	2,910	2,281
Property, plant and equipment, net	2,826	2,723
Goodwill	3,732	3,732
Purchased technology and other intangible assets, net	283	294
Deferred income taxes and other assets	2,607	2,552
Total assets	$31,540	$30,729
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$100	$100
Accounts payable and accrued expenses	3,829	4,297
Contract liabilities	3,147	2,975
Total current liabilities	7,076	7,372
Long-term debt	5,462	5,461
Income taxes payable	850	833
Other liabilities	723	714
Total liabilities	14,111	14,380
Total stockholders’ equity	17,429	16,349
Total liabilities and stockholders’ equity	$31,540	$30,729

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended
	January 28, 2024	January 29, 2023
Cash flows from operating activities:
Net income	$2,019	$1,717
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	91	120
Share-based compensation	170	148
Deferred income taxes	(72)	(21)
Other	(235)	7
Net change in operating assets and liabilities	352	299
Cash provided by operating activities	2,325	2,270
Cash flows from investing activities:
Capital expenditures	(229)	(287)
Cash paid for acquisitions, net of cash acquired	—	(20)
Proceeds from sales and maturities of investments	531	414
Purchases of investments	(749)	(406)
Cash used in investing activities	(447)	(299)
Cash flows from financing activities:
Proceeds from commercial paper	100	298
Repayments of commercial paper	(100)	(100)
Common stock repurchases	(700)	(250)
Tax withholding payments for vested equity awards	(192)	(136)
Payments of dividends to stockholders	(266)	(220)
Repayments of principal on finance leases	1	(10)
Cash used in financing activities	(1,157)	(418)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	721	1,553
Cash, cash equivalents and restricted cash equivalents—beginning of period	6,233	2,100
Cash, cash equivalents and restricted cash equivalents — end of period	$6,954	$3,653

Reconciliation of cash, cash equivalents, and restricted cash equivalents
Cash and cash equivalents	$6,854	$3,547
Restricted cash equivalents included in deferred income taxes and other assets	100	106
Total cash, cash equivalents, and restricted cash equivalents	$6,954	$3,653

Supplemental cash flow information:
Cash payments for income taxes	$139	$69
Cash refunds from income taxes	$2	$4
Cash payments for interest	$34	$34

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION

Corporate and Other

(In millions)	Q1 FY2024	Q1 FY2023
Unallocated net revenue	$78	$41
Unallocated cost of products sold and expenses	(297)	(274)
Total	$(219)	$(233)

Additional Information

	Q1 FY2024	Q1 FY2023
Net Revenue by Geography (In millions)
United States	$759	$1,051
% of Total	11%	16%
Europe	$410	$573
% of Total	6%	8%
Japan	$565	$456
% of Total	9%	7%
Korea	$1,231	$1,293
% of Total	18%	19%
Taiwan	$559	$1,968
% of Total	8%	29%
Southeast Asia	$186	$253
% of Total	3%	4%
China	$2,997	$1,145
% of Total	45%	17%

Employees (In thousands)
Regular Full Time	34.5	33.9

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP RESULTS

	Three Months Ended
(In millions, except percentages)	January 28, 2024	January 29, 2023
Non-GAAP Gross Profit
GAAP reported gross profit	$3,204	$3,145
Certain items associated with acquisitions[1]	7	7
Non-GAAP gross profit	$3,211	$3,152
Non-GAAP gross margin	47.9%	46.8%
Non-GAAP Operating Income
GAAP reported operating income	$1,967	$1,970
Certain items associated with acquisitions[1]	11	11
Acquisition integration and deal costs	3	6
Non-GAAP operating income	$1,981	$1,987
Non-GAAP operating margin	29.5%	29.5%
Non-GAAP Net Income
GAAP reported net income	$2,019	$1,717
Certain items associated with acquisitions[1]	11	11
Acquisition integration and deal costs	3	6
Realized loss (gain), dividends and impairments on strategic investments, net	(1)	(4)
Unrealized loss (gain) on strategic investments, net	(280)	(4)
Income tax effect of share-based compensation[2]	(26)	(14)
Income tax effects related to intra-entity intangible asset transfers	22	17
Resolution of prior years’ income tax filings and other tax items	33	(5)
Income tax effect of non-GAAP adjustments[3]	1	—
Non-GAAP net income	$1,782	$1,724

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	GAAP basis tax benefit related to share-based compensation is recognized ratably over the fiscal year on a non-GAAP basis.

3	Adjustment to provision for income taxes related to non-GAAP adjustments reflected in income before income taxes.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP RESULTS

	Three Months Ended
(In millions, except per share amounts)	January 28, 2024	January 29, 2023
Non-GAAP Earnings Per Diluted Share
GAAP reported earnings per diluted share	$2.41	$2.02
Certain items associated with acquisitions	0.01	0.01
Acquisition integration and deal costs	—	0.01
Unrealized loss (gain) on strategic investments, net	(0.33)	—
Income tax effect of share-based compensation	(0.03)	(0.02)
Income tax effects related to intra-entity intangible asset transfers	0.03	0.02
Resolution of prior years’ income tax filings and other tax items	0.04	(0.01)
Non-GAAP earnings per diluted share	$2.13	$2.03
Weighted average number of diluted shares	837	849

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP RESULTS

	Three Months Ended
(In millions, except percentages)	January 28, 2024	January 29, 2023
Semiconductor Systems Non-GAAP Operating Income
GAAP reported operating income	$1,744	$1,855
Certain items associated with acquisitions[1]	10	9
Non-GAAP operating income	$1,754	$1,864
Non-GAAP operating margin	35.7%	36.1%
Applied Global Services Non-GAAP Operating Income
GAAP reported operating income	$417	$345
Non-GAAP operating income	$417	$345
Non-GAAP operating margin	28.3%	25.2%
Display and Adjacent Markets Non-GAAP Operating Income
GAAP reported operating income	$25	$3
Non-GAAP operating income	$25	$3
Non-GAAP operating margin	10.2%	1.8%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

Note: The reconciliation of GAAP and non-GAAP segment results above does not include certain revenues, costs of products sold and operating expenses that are reported within corporate and other and included in consolidated operating income.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

Three Months Ended
(In millions, except percentages)	January 28, 2024

GAAP provision for income taxes (a)	$284
Income tax effect of share-based compensation	26
Income tax effects related to intra-entity intangible asset transfers	(22)
Resolutions of prior years’ income tax filings and other tax items	(33)
Income tax effect of non-GAAP adjustments	(1)
Non-GAAP provision for income taxes (b)	$254

GAAP income before income taxes (c)	$2,303
Certain items associated with acquisitions	11
Acquisition integration and deal costs	3
Realized loss (gain), dividends and impairments on strategic investments, net	(1)
Unrealized loss (gain) on strategic investments, net	(280)
Non-GAAP income before income taxes (d)	$2,036

GAAP effective income tax rate (a/c)	12.3%

Non-GAAP effective income tax rate (b/d)	12.5%

UNAUDITED RECONCILIATION OF NON-GAAP FREE CASH FLOW

	Three Months Ended
(In millions)	January 28, 2024	January 29, 2023
Cash provided by operating activities	$2,325	$2,270
Capital expenditures	(229)	(287)
Non-GAAP free cash flow	$2,096	$1,983